EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Autec Associates, Inc. (the "Company") on Form 10-QSB for the quarter ended September 30, 2003, as filed with Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Luther Jefferies, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. in information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                             Date: December 8, 2003


                             /s/ "Luther Jefferies"

                                Luther Jefferies

                             Chief Financial Officer